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                        UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                  Washington, D. C.   20549

                          FORM 8-K

                       CURRENT REPORT
                Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) December 28, 2005
                                                      -----------------

                        OHIO CASUALTY CORPORATION
        (Exact name of registrant as specified in its charter)

        OHIO                    0-5544          31-0783294
    (State or other
     jurisdiction             (Commission     (IRS Employer
    of incorporation)         File Number)    Identification No.)

              9450 Seward Road, Fairfield, Ohio      45014
        (Address of principal executive offices)   (Zip Code)

                        (513) 603-2400
        (Registrant's telephone number, including area code)

                        Not Applicable
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule l4a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01.  Entry into Material Definitive Agreement


   (a) On December 28, 2005, the Executive Compensation Committee of The Ohio Casualty Insurance Company (the "Company") approved The Ohio Casualty Insurance Company Excess Benefit Plan (the "Plan"). The Plan is filed as Exhibit 99 hereto, and is incorporated herein by reference.



ITEM 9.01.  Financial Statements and Exhibits.


(c)	Exhibits


	Exhibit No.	Description
        -----------     -----------

            99          The Ohio Casualty Insurance Company Excess
                        Benefit Plan










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                                SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                      OHIO CASUALTY CORPORATION
                                      -------------------------
                                            (Registrant)





                                      /s/  Debra K. Crane
Janaury 3, 2006                       -------------------------------------
                                      Debra K. Crane, Senior Vice President,
                                        General Counsel and Secretary











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                              Exhibit Index


                       Current Report on Form 8-K
                        Dated December 28, 2005



Exhibit No.	Description
-----------     -----------


   99           The Ohio Casualty Insurance Company Excess Benefit Plan









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